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         SUPPLEMENT TO PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                        PROSPECTUS DATED JANUARY 2, 1996

                                                               March 1, 1996

Dear Investor,

     This is a supplement to the PaineWebber Financial Services Growth Fund Inc. Prospectus dated January 2, 1996. The purpose of the supplement is to revise certain information contained in the Prospectus.

     At a special meeting of shareholders scheduled for April 10, 1996, shareholders of PaineWebber Financial Services Growth Fund Inc. ('Fund') will be asked to approve changes to the Fund's fundamental investment limitations. If those changes are approved by the Fund's shareholders, the carry-over paragraph appearing under the 'Investment Objectives and Policies - Other Information' section on pages 13 and 14 of the Prospectus will be changed to read as follows:

        'The Fund's investment objective of long-term capital appreciation and certain investment limitations, as described in the Statement of Additional Information, are fundamental and may not be changed without shareholder approval. All other investment policies, including the Fund's policy of investing, under normal circumstances, at least 65% of its total assets in equity securities of financial services companies, may be changed by the Fund's board of directors without shareholder approval.'

For further information regarding the proposed changes to the Fund's fundamental investment limitations, see the Statement of Additional Information, as supplemented as of the date hereof. If you have any questions regarding PaineWebber Financial Services Growth Fund Inc., please call your Investment Executive at PaineWebber or one of its correspondent firms.